SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS Mid Cap Value Fund
The following changes are effective on or about September 23, 2019:
DWS Mid Cap Value Fund is renamed DWS ESG Core Equity Fund. All references in the fund’s Statement of Additional Information to DWS Mid Cap Value Fund are superseded with DWS ESG Core Equity Fund.
The following non-fundamental investment policies are added under the “Other Investment Policies” heading in the “INVESTMENT RESTRICTIONS” section of the fund’s Statement of Additional Information Part I:
The fund may not acquire securities of any investment company or company relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act in excess of the limitations contained in Section 12(d)(1)(A) of the 1940 Act, except to the extent that the fund: (i) receives securities of another investment company as a dividend or as a result of a plan of reorganization of a company (other than a plan devised for the purpose of evading section 12(d)(1) of the 1940 Act); or (ii) acquires (or is deemed to have acquired) securities of another investment company pursuant to exemptive relief or rule from the SEC permitting the fund to (a) acquire securities of one or more affiliated investment companies for short-term cash management purposes, or (b) engage in interfund borrowing or lending transactions.
When purchasing Asset-Backed Securities, the fund will not pay any additional or separate fees for Credit Enhancement.
The following non-fundamental investment policy contained under the “Other Investment Policies” heading in the “INVESTMENT RESTRICTIONS” section of the fund’s Statement of Additional Information Part I is hereby deleted.
The fund may engage in currency transactions primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value.
The following information is added to the existing disclosure relating to the fund in the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
Effective on or about September 23, 2019, the fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.465% on the first $250 million of the fund’s average daily net assets, 0.460% on the next $750 million of the fund’s average daily net assets, 0.455% on the next $1.5 billion of the fund’s average daily net assets, 0.445% on the next $5.0 billion of the fund’s average daily net assets, 0.435% on the next $5.0 billion of the fund’s average daily net assets, 0.425% on the next $5.0 billion of the fund’s average daily net assets, and 0.400% of the fund’s average daily net assets thereafter.
The following information replaces similar information relating to the fund under the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information.
The following waivers are currently in effect:
The Advisor has contractually agreed through September 30, 2020 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at 1.04%, 1.04%, 1.79%, 1.29%, 0.79%, 0.79% and 0.79% for Class A, Class T, Class C, Class R, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
The following information is added under the “PART I: APPENDIX I-I — INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS” section of the fund’s Statement of Additional Information.
Asset-Backed Securities
July 12, 2019
SAISTKR-29

The following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information.
Fund Name	Management Fee Rate
DWS ESG Core Equity Fund	First $250 million 0.465% Next $750 million 0.460% Next $1.5 billion 0.455% Next $5 billion 0.445% Next $5 billion 0.435% Next $5 billion 0.425% Thereafter 0.400%(2)
(2)	Includes administrative services provided by DIMA which are necessary for the fund’s operation as an open-end investment company.
Please Retain This Supplement for Future Reference
July 12, 2019
SAISTKR-29
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